REVENUE	12 Months Ended
Dec. 31, 2022
Disaggregation of Revenue [Abstract]
REVENUE
17.	REVENUE
Disaggregation of Revenue
The Company has five major streams of revenue. CaaS service revenue, product revenue and shipping revenue are considered transferred to customers at the point of sale. Marketing and other revenue (other than B2C fulfillment services for rental space) are considered transferred to customers when services are performed. Thus, these revenues streams are recognized at a point in time. B2C fulfillment services for rental space is recognized over time.

The following table presents a disaggregation of the Company’s revenues by revenue source for the twelve months ended December 31, 2022 and 2021 (in thousands):

	Twelve Months Ended December 31,
	2022	2021
Commerce-as-a-Service Revenue	$23,644	$19,830
Product sales revenue	41,540	51,346
Marketing revenue	15,482	19,249
Shipping revenue	9,660	7,030
Other revenue	4,145	3,893

Total revenue	$94,471	$101,348